UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

New Senior Investment Group Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 11, 2018. NEW SENIOR INVESTMENT GROUP INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 19, 2018 Date: June 11, 2018 Time: 8:00 AM EDT Location: The Hilton Hotel 1335 Avenue of the Americas, 4th Floor New York, NY 10019 You are receiving this communication because you hold NEW SENIOR INVESTMENT GROUP INC. shares in the company named above. 1345 AVENUE OF THE AMERICAS, FL 45 This is not a ballot. You cannot use this notice to vote these NEW YORK, NY 10105    shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).    We encourage you to access and review all of the important information contained in the proxy materials before voting. P08114 proxy See the materials reverse and side voting of this instructions. notice to obtain - E47137

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX    XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked    by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E47138-P08114

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Virgis W. Colbert 02) Cassia van der Hoof Holstein The Board of Directors recommends you vote FOR the following proposal: 2. To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for New Senior Investment Group Inc. for fiscal year 2018. The Board of Directors makes NO RECOMMENDATION on the following proposal: 3. Non-binding stockholder proposal to adopt “majority voting” in uncontested elections of directors. NOTE: The Board of Directors may act upon any other business properly presented at the Annual Meeting. If this proxy is properly executed, then the shares will be voted either in the manner you indicate above or, if no direction is indicated, (i) FOR ALL nominees on Proposal 1, (ii) FOR Proposal 2, (iii) ABSTAIN on Proposal 3 and (iv) in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof. - P08114 E47139

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